UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2010

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, CA	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            Entry into a Material Definitive Agreement

On June 21, 2010, Heritage Commerce Corp, a California corporation (the “Company”), the holding company for Heritage Bank of Commerce entered into a Securities Purchase Agreement with a limited number of institutional investors (collectively, the “Purchasers”) to sell a total of 53,996 shares of Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock, without par value (the “Series B Preferred Stock”) at a price of $1,000 per share, and a total of 21,004 shares of Series C Convertible Perpetual Preferred Stock, without par value (the “Series C Preferred Stock”) at a price of $1,000 per shares for an aggregate purchase price of $75,000,000 (the “Private Placement”).  The Private Placement closed on June 21, 2010.

The Series B Preferred Stock is non-voting except in the case of certain transactions that affect the rights of the holders of the Series B Preferred Stock or applicable law.  The Series B Preferred Stock will automatically convert into a number of shares of the Company’s common stock after the Company has received shareholder approval of such conversion. The conversion ratio for each share of Series B Preferred Stock will be equal to the quotient obtained by dividing the Series B Preferred Stock share price by the conversion price.  The initial conversion price of $3.75 per share is subject to possible adjustments in the future under certain circumstances, including failure to obtain shareholder approval for the conversion by December 21, 2010, which would decrease the conversion price by 10%.  The holders of the Series  B Preferred Stock will be entitled to receive cumulative cash dividends which shall accrue and be payable at a per annum rate equal to 20%, payable semi-annually in arrears commencing on December 21, 2010; provided, however, if shareholder approval is obtained on or before December 21, 2010, then no accrued dividends shall be payable.  The Series B Preferred Stock is not redeemable by the Company or by the holders and carries a liquidation preference of $1,000 per share, plus the right to participate in any liquidation distribution to holders of common stock on an as-converted basis.  Complete details concerning the liquidation, redemption and other provisions of the Series B Preferred Stock are contained in the Certificate of Determination filed with the California Secretary of State on June 17, 2010, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

The Series C Preferred Stock is non-voting except in the case of certain transactions that would affect the rights of the holders of the Series C Preferred Stock or applicable law. The Series C Preferred Stock will automatically convert into a number of shares of the Company’s common stock after the Company has received shareholder approval of such conversion, and then only upon a subsequent transfer by the holders of the Series C Preferred Stock to an unaffiliated third party in a widely dispersed offering.  The conversion ratio for each share of Series C Preferred Stock will be equal to the quotient obtained by dividing the Series C Preferred Stock share price by the conversion price. The initial conversion price of $3.75 per share is subject to possible adjustments in the future under certain circumstances, including the failure to obtain shareholder approval for the conversion by December 21, 2010, which would decrease the conversion price by 10%.  Prior to shareholder approval, the holders of the Series C Preferred Stock will be entitled to receive cumulative cash dividends which shall accrue and be payable at a per annum rate equal to 20%, payable semi-annually in arrears commencing on December 21, 2010; provided, however, if shareholder approval is obtained on or before December 21, 2010, then no accrued dividends shall be payable.  Following shareholder approval, holders of Series C Preferred Stock will receive dividends if and only to the extent dividends are paid to holders of common stock.  The Series C Preferred Stock is not redeemable by the Company or by the holders and carries a liquidation preference of $1,000 per share, plus prior to shareholder approval, the right to participate in any liquidation distribution to holders of common stock on an as-converted basis. Following shareholder approval, upon a liquidation of the Company, holders will be entitled to a liquidation preference of $1,000 per share.  Complete details concerning the liquidation, redemption and other provisions of the Series C Preferred Stock are contained in the Certificate of Determination filed with the California Secretary of State on June 17, 2010, a copy of which is attached as Exhibit 4.2 and incorporated herein by reference.

If shareholder approval is obtained before December 21, 2010, the Series B Preferred Stock will automatically convert into 14,399,000 shares of common stock. The conversion of the Series B Preferred Stock will increase the total issued and outstanding shares of common stock to 26,219,509 shares.  After shareholder approval, the Series C Preferred Stock will remain outstanding and will be convertible into common stock only upon a subsequent transfer by the holder to an unaffiliated third party in a widely dispersed offering. The Series C Preferred Stock is convertible into 5,601,000 shares of common stock.

No investor will own more than 9.9% of the Company’s voting securities (or securities that convert into voting securities in the hands of such investor), as calculated under the applicable regulations of the Board of Governors of the Federal Reserve System.  Two of the investors are entitled to representation on the Board of Directors of both Heritage Commerce Corp and Heritage Bank of Commerce.  In the event the investors exercise their rights, and subject to receipt of necessary regulatory approvals, the Board expects to appoint the board representatives in the near future and will announce these appointments when made.

In accordance with Section 4.11 of the Securities Purchase Agreement, the Company intends to call a special meeting of the Company shareholders to vote on a proposal to approve the conversion of shares of Series B Preferred Stock and Series C Preferred Stock into shares of common stock for purposes of compliance with NASDAQ Stock Market Rule 5635. The meeting will be called as soon as practicable, but not later than November 30, 2010.  The Board of Directors of the Company intends to recommend shareholder approval and will prepare and file a preliminary proxy statement with the Securities and Exchange Commission containing the Board’s recommendation.  (See “Additional Information” below).

Registration Rights Agreement

Also on June 21, 2010, pursuant to the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement with each of the Purchasers.  Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission to register for resale the Series B Preferred Stock, Series C Preferred Stock and the common stock to be issued upon conversion of the Series B Preferred Stock and Series C Preferred stock within 30 calendar days after the closing of the Private Placement, and to use commercially reasonable efforts to cause such registration statement to be declared effective within 90 calendar days of closing (or 120 calendar days in the event of review by the Securities and Exchange Commission).  Failure to meet these deadlines and certain other events may result in the Company’s payment of liquidated damages to the holders in the amount of 0.5% of the purchase price per month.

Rights Offering

Pursuant to the terms of the Securities Purchase Agreement, the Company intends, subject to market conditions, to offer to its existing common shareholders in a rights offering the right to purchase pro rata up to 1.8 million shares of the Company’s common stock for $3.75 per share, which is equal to the conversion price for the Series B Preferred Stock and the Series C Preferred Stock.  The rights offering will be made only to those common shareholders of record prior to the special meeting to be called to approve the conversion of the Series B Preferred Stock and the Series C Preferred Stock (with the exact date to be set at a later time) and will not be open to holders of the Series B Preferred Stock and Series C Preferred Stock, except to the extent such holders also own common stock as of the record date for the rights offering.  The rights offering will not commence unless the shareholders approve the conversion of the Series B Preferred Stock and the Series C Preferred Stock. The rights offering will commence a short time following the special meeting and within six months of the closing date of the private placement, after appropriate regulatory filings have been prepared and filed by the Company, including a registration statement with the Securities and Exchange Commission.

Copies of the Securities Purchase Agreement and Registration Rights Agreement are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.  The foregoing descriptions of the Securities Purchase Agreement, the Registration Rights Agreement, the Series B Preferred Stock Certificate of Determination and the Series C Preferred Stock Certificate of Determination do not purport to be complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the Registration Rights Agreement, the Series B Preferred Stock Certificate of Determination and the Series C Preferred Stock Certificate of Determination filed as exhibits to this report.

Additional Information

In connection with certain matters related to the Private Placement, the Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement with respect to the special meeting discussed above.  The Company will mail the definitive proxy statement, when available, to its shareholders. Investors and security holders are urged to read the proxy statement with regards to certain matters related to the private placement when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company’s website at www.heritagecommercecorp.com.

The Company and its directors, executive officers and certain other members of management and employees may be soliciting proxies from shareholders in favor of certain matters relating to the Private Placement. Investors may obtain additional information regarding the interest of the Company’s executive officers and directors, if any, in the contemplated transaction by reading the proxy statement regarding the matters related to the Private Placement when it becomes available.

ITEM 3.02             Unregistered Sales of Equity Securities

The issuance of the Series B Preferred Stock and the Series C Preferred Stock by the Company was not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder.  Sandler O’Neill & Partners, L.P. served as placement agent for the Private Placement and received a placement fee of $4,125,000.  The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 3.03             Material Modification to Rights of Security Holders

The information set forth in Item 1.01 is incorporated herein by reference.

The rights and privileges of the Series B Preferred Stock and Series C Preferred Stock are fully set forth in the Certificates of Determination for the Series B Preferred Stock and Series C Preferred Stock, which were filed with the California Secretary of State on June 17, 2010 and are included in this report as Exhibits 4.1 and 4.2, respectively.

The Certificates of Determination for the Series B Preferred Stock and Series C Preferred Stock provide, in certain circumstances, among other things, for preferential rights of the Series B Preferred Stock and Series C Preferred Stock as to dividends and liquidation over those of the Company’s common stock.  For as long as the Series B Preferred Stock remains outstanding and the requisite shareholder approval has not been received, subject to limited exceptions, the Company will be prohibited from paying dividends on any share of common stock or other junior securities and from redeeming, purchasing or acquiring any shares of common stock or other junior securities.  Following shareholder approval, the Series B Preferred Stock will automatically convert into common stock and will no longer be outstanding.  The Series C Preferred Stock will remain outstanding following shareholder approval and will be convertible into common stock only upon a subsequent transfer of the Series C Preferred Stock to an unaffiliated third party in a widely dispersed offering.  However, following shareholder approval, the Series C Preferred Stock will not limit the payment of dividends or the redemption, purchase or acquisition of shares of common stock or junior securities under the terms of the Series C Preferred Stock.

The foregoing description of the Certificates of Determination for the Series B Preferred Stock and Series C Preferred Stock does not purport to be a complete description of all of the terms of such documents, and is qualified in its entirety by reference to the Certificates of Determination for the Series B Preferred Stock and Series C Preferred Stock, attached to this report as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

ITEM 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 17, 2010, the Company filed a Certificate of Determination with the California Secretary of State for the purpose of amending its Amended and Restated Articles of Incorporation, in order to fix the powers, preferences, rights, qualifications, restrictions and limitations of the Series B Preferred Stock.  A copy of the Series B Preferred Stock Certificate of Determination is attached as Exhibit 4.1 and is incorporated herein by reference.  On June 17, 2010, the Company filed a Certificate of Determination with the California Secretary of State for the purpose of amending its Amended and Restated Articles of Incorporation, in order to fix the powers, preferences, rights, qualifications, restrictions and limitations of the Series C Preferred Stock.  A copy of the Series C Preferred Stock Certificate of Determination is attached as Exhibit 4.2 and is incorporated by reference.  The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 8.01             Other Events

On June 21, 2010, the Company issued a news release announcing the execution of the Securities Purchase Agreement and closing of the Private Placement with the Purchasers.  A copy of the news release is attached as Exhibit 99.1.

ITEM 9.01.            Financial Statements and Exhibits

(d)	Exhibits.

	4.1	Certificate of Determination of Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock, as filed with the California Secretary of State on June 17, 2010

	4.2	Certificate of Determination of Series C Convertible Perpetual Preferred Stock, as filed with the California Secretary of State on June 17, 2010

	10.1	Securities Purchase Agreement between the Company and each of the Purchasers, dated as of June 18, 2010

	10.2	Registration Rights Agreement between the Company and each of the Purchasers, dated as of June 18, 2010

	99.1	News Release of the Company dated June 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: June 21, 2010	By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Certificate of Determination of Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock, as filed with the California Secretary of State on June 17, 2010

4.2	Certificate of Determination of Series C Convertible Perpetual Preferred Stock, as filed with the California Secretary of State on June 17, 2010

10.1	Securities Purchase Agreement between the Company and each of the Purchasers, dated as of June 18, 2010

10.2	Registration Rights Agreement between the Company and each of the Purchasers, dated as of June 18, 2010

99.1	News Release of the Company dated June 21, 2010